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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 1, 2007
               (Date of Report (Date of Earliest Event Reported))


                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)


              MICHIGAN                            0-16640                       38-2606280
              --------                            -------                       ----------
    (State or other jurisdiction                Commission                   (I.R.S. Employer
  of incorporation or organization)             File Number                Identification No.)


                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                    (Address of principal executive offices)

                                 (517) 423-8373
               (Registrant's telephone number including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

      On February 1, 2007, registrant announced a stock repurchase plan, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (C) EXHIBITS

            99.1 Press Release dated February 1, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     United Bancorp, Inc.
                                     (Registrant)
                                     By:

Date:  February 1, 2007              /S/ Dale L. Chadderdon
                                     -------------------------------------------
                                     Dale L. Chadderdon
                                     Executive Vice President and
                                     Chief Financial Officer

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                                  EXHIBT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                       Press Release dated February 1, 2007

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